EXHIBIT 10.72

                                   EXHIBIT "B"

                          REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the "Agreement") dated this 3rd day of November, 1997, by and among SMART CHOICE AUTOMOTIVE GROUP, INC., a Florida
corporation  (the  "Company"),   BANKERS  LIFE  INSURANCE  COMPANY,  a  Florida
corporation (Bankers Life Insurance Company and any subsequent assignee or transferee hereof are hereinafter referred to collectively as "Holder" or "Holders".)


                              W I T N E S S E T H :

WHEREAS, Holder has made a loan to Company in the amount of Seven Hundred and Fifty Thousand and no/lOOths Dollars ($750,000.00) pursuant to the terms of a Convertible Subordinated Promissory Note ("Note") and related Loan Agreement ("Loan Agreement");

WHEREAS, as an inducement to Holder making the above-referenced loan, the terms of the Note provide that the outstanding principal balance thereof shall be convertible into shares of Common Stock of the Company ("Common Stock") at the option of and at the sole discretion of the Holder of the Note (the shares of Common Stock issued or issuable upon conversion of the Note hereinafter referred to as the "Conversion Shares");

WHEREAS, as a further inducement to Holder making the above referenced loan, Company has granted Holder, pursuant to a certain Stock Option Agreement ("Stock Option Agreement") dated of even date herewith by and among the Company and Holder, an option ("Option") to purchase 50,000 shares of authorized but not yet issued shares of Company's Common Stock (the shares of Common Stock transferred or transferable upon exercise of this Option hereinafter referred to as "Option Shares").

WHEREAS, as a further inducement to Holder making the above-referenced loan, Company has agreed to grant Holder certain rights to Register (as defined in Section 7 hereof) Conversion Shares and Option Shares not previously registered (such Conversion Shares and Option Shares hereinafter referred to as the "Registrable Securities").

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. "Piggyback" Registration.

         (a) Notice and Procedures. If the Company at any time after December 31, 1998 proposes to register any of its securities under the Securities Act other than in connection with: (i) a merger or pursuant to Form S-4 or Form S-8 or other comparable form not available for registering the Registrable Securities for sale to the public; or (ii) a registration statement filed on the exercise of demand registration rights held by a holder of securities of the Company), the Company shall request that the managing underwriter (if any) of such stock offering include the Registrable Securities in the registration statement for the public offering in such registration. If such managing underwriter agrees to include the Registrable Securities in the registration statement relating to such stock offering, the Company shall at such time give prompt written notice to the Holder of its intention to effect such registration and of the Holder's right under such proposed registration, and upon the request of the Holder delivered to the Company within ten (10) days after giving such notice (which request shall specify the Registrable Securities intended to be disposed of by the Holder), the Company shall use its best efforts to include such Registrable Securities held by the Holder requested to be included in such registration; provided, however, that:

         (i) If, at any time after giving such written notice of the Company's intention to register any of the Holder's Registrable Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to file the registration statement wherein the Registrable Securities are being registered or to delay the registration of such Registrable Securities, at its sole election, the Company may give written notice of such determination to the Holder and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay Registration Expenses in connection therewith or to register the Registrable Securities in a subsequent registration); and in the case of a determination to delay a registration, the Company shall thereupon be permitted to delay registering any Registrable Securities for the same period as the delay in respect of securities being registered for the Company's own account.

         (ii) If the managing underwriter in such a stock offering shall advise the Company that it declines to include a portion or all the Registrable Securities requested by the Holder to be included in the registration statement, then distribution of all or a specified portion of the Registrable Securities shall be excluded from such registration statement. In such event the Company shall give the Holder prompt notice of the number of shares of Registrable Securities excluded from such registration at the request of the managing underwriter. No such exclusion shall reduce the securities being offered by the Company for its own account to be included in such registration statement.

         (b) Option to Include Registrable Securities in Offering The Holder, subject to the provisions of Section 1(a) hereof shall have the option to include his Registrable Securities in the registration statement, relating to such stock offering. The Company shall not be required to include any of the Holder's Registrable Securities in the registration statement relating to an underwritten offering of the Company's securities unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided such terms are usual and customary for selling stockholders), including, without limitation, Underwriter's Cutback, and the Holder agrees to promptly execute and/or deliver such documents in connection with such registration as the Company or the managing underwriter may reasonably request.

         (c) The Company may, in its sole discretion and without the consent of the Holder, withdraw such registration statement and abandon the proposed offering in which the Holder had requested to participate, but such abandonment shall not preclude subsequent request for registration pursuant to Section 1(a).

         (d) Lock Up Agreements. If requested in writing by the Company and an underwriter of Common Stock for the Company, the Holder shall agree not to sell or otherwise transfer or dispose of any shares of Common Stock of the Company held by the Holder (other than those included in the registration statement) for a period following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company are subject to similar lock-up (except for the holders of Public Warrants, the holder of the Underwriter's Unit Purchase Option and the non-officer and non-director Selling Shareholders referenced in the Company's Post-Effective Amendment No. 2 to the Registration Statement No. 33-96520-A).

Section 2. Expenses of Registration.

         (a) Company Expense. The Company shall pay all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1 hereof.

         (b) Selling Expenses. All Selling Expenses relating to securities so registered shall be borne by the Holder pro rata on the basis of the number of shares of securities so registered on its behalf.

Section 3. Indemnification.

         (a) The Company will indemnify the Holder, each of its officers, directors and partners, and each person controlling the Holder within the meaning of Section 15 of the Securities Act, with respect to which registration has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification, or the like) incident to any registration under this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse the Holder, each of its officers, directors, partners, and each person controlling the Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

         (b) In connection with the registration or sale by the Holder of shares of Registrable Securities pursuant to this Agreement, the Holder will indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such directors, officers, partners, underwriters, or control person for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with written information furnished to the Company by the Holder, and stated to be specifically for use therein; provided, however, that the obligations of the Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities or actions in respect thereof if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided that in no event shall any indemnity under this Section exceed the gross proceeds from the offering received by the Holder.

         (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         (d) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Section 4. Obligations of Holder.

         (a) It shall be a condition precedent to the obligations of the Company to complete a registration pursuant to this Agreement with respect to the Registrable Securities that the Holder shall furnish to the Company in writing and in a timely manner (which shall mean not sooner than three (3) business days after the receipt by Holder of such request) such information regarding the Holder and the distribution proposed by the Holder as the Company or underwriters may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement and shall execute such documents in connection with such registration as the Company or the underwriter may reasonably request

         (b) In the event Holder determines to engage the services of an underwriter, Holder agrees to enter into and perform such Holder's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

         (c) Holder may not participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 2.

Section 5. Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares Common Stock of the Company with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holder or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holder and the other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by the Holder and such other selling stockholders. If the Holder or any other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to it pursuant to this procedure, the remaining portion of its allocation shall be reallocated among those requesting holders of Registrable Securities and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such holders and other selling stockholders, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holder and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include in that registration shares of stock issued to employees, officers, directors, or consultants pursuant to the Company's stock option plan.

Section 6. Survival of Rights: Termination of Registration Rights. This Agreement shall be binding upon and inure to the benefit of any subsequent holder of the Note, and the provisions of this Agreement shall survive the payment in full and/or the conversion of the Note.

Section 7. Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

"Affiliate" shall mean any Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (b) which beneficially owns or holder 5% or more of any class of the Voting Stock of the Company or (c) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary. The term "control" means take possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

"Business Day" shall mean any day other than a Saturday, Sunday, or other day on which banks in Florida are authorized to close.

"Conversion Shares" shall mean the shares of Common Stock issued or issuable upon conversion of the Note, in whole or in part.

"Holder" shall mean Banker Life Insurance Company or any of its wholly-owned subsidiaries, or any other holders of the Note or any other Registrable Securities.

"Option   Shares"  shall  mean  the  shares  of  Common  Stock   transferred  or
transferable upon the exercise of the Option, in whole or in part.

"Person"  shall  mean  an  individual,   partnership,   corporation,   trust  or
unincorporated organization, and a government or agency or political subdivision thereof.

"Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement and such other action as might be required with respect to registration, qualification or compliance under applicable state securities laws.

"Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses (including counsel fees for the Company), expenses of any special audits incident to or required by any such registration, but shall not include (a) Selling Expenses,
(b) fees and expenses of any regular audit, (c) listing fees on a stock exchange or the NASDAQ national market, (d) fees of transfer agents and registrars and
(e) costs of insurance, it being understood that the Company shall pay all of clauses (b) through (e) hereof.

"Registrable Securities" shall mean all (i) Conversion Shares, and (ii) shares of Common Stock issuable upon exercise of that certain Stock Option Agreement of even date herewith between the parties; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered under the Securities Act.

"Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

"Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

"Security" shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

"Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any stockholder (other than the 25% of the fees and disbursements of counsel for the Holder, as a selling stockholder, included in Registration Expenses).

"Underwriters Cutback" shall mean a reduction in the number of shares to be included in any underwritten offering as the result of receipt of written notice from the representative of the underwriters to the effect that adverse marketing factors require a limitation on the number of shares to be underwritten.

"Voting Stock" shall mean Securities of any class or classes the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

Section 8. Article and Section Headings. Numbered and titled article and section headings are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

Section 9. Notice. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, faxed, telexed, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or fax or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

          As to Holder:    Bankers Life Insurance Company
                           360 Central Avenue
                           St. Petersburg, Florida 33701
          Attention:       G. Kristen Delano, General Counsel
          Fax Number:      (813) 823-6518

          As to Company:   Smart Choice Automotive Group, Inc.
                           5200 South Washington Avenue
                           Titusville, Florida 32780
          Attention:       Neal Hutchinson, Jr.
                           Corporate Counsel
          Fax Number:      (407) 383-8822

Section 10. Severability. If any provisions(s) of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

Section 11. Entire Agreement. This Agreement represents the entire agreement between the parties hereto concerning the subject matter hereof, and all oral discussions and prior agreement are merged herein.

Section 12. Governing Law and Amendments. This Agreement shall be construed and enforced under the laws of the State of Florida applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

Section 13. Counterparts. This Agreement may be executed in any number of counterparts and be different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

Section 14. Jurisdiction and Venue. The Company hereby consents to the jurisdiction of the courts of the State of Florida and the United States District Court for the Middle District of Florida, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations arising under this Agreement or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any of such courts.

IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                             COMPANY:

                             SMART CHOICE AUTOMOTIVE GROUP, INC.


                             By:  /s/ Gary R. Smith
                             ----------------------
                             Name:  Gary R. Smith
                             As Its:  President


                             HOLDER:

                             BANKERS LIFE INSURANCE COMPANY


                             By: /s/ G. Kristin Delano
                             -------------------------
                             Name:  G. Kristin Delano
                             As Its:  Corp. Secretary